GOLDMAN SACHS TRUST II

Active Equity Multi-Manager Funds

Multi-Manager U.S. Dynamic Equity Fund

(the “Fund”)

Supplement dated December 22, 2020 to the

Prospectus dated February 28, 2020, as supplemented to date

The Board of Trustees of the Goldman Sachs Trust II (the “Board”) determined that it was in the best interests of the shareholders of the Fund to generally close the Fund to new investors effective as of the close of business on December 18, 2020.

Effective as of the date of this Supplement, the following is added to the “Multi-Manager U.S. Dynamic Equity Fund—Summary—Buying and Selling Fund Shares” section of the Prospectus as a new final paragraph:

Effective as of the close of business on December 18, 2020, the Fund is generally closed to new investors. For more information, see “What Else Should I Know About Share Purchases?” in the Shareholder Guide of the Prospectus.

The following is added after the third paragraph in the “Shareholder Guide—What Else Should I Know About Share Purchases?” section of the Prospectus:

Effective as of the close of business on December 18, 2020, the Multi-Manager U.S. Dynamic Equity Fund is generally closed to new investors. However, the Trust and Goldman Sachs reserve the right to open the Multi-Manager U.S. Dynamic Equity Fund to new investors at a future date without prior notice.

This Supplement should be retained with your Prospectus for future reference.

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